Income Taxes	6 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
INCOME TAXES

12. INCOME TAXES

The effective income tax rate was 8.0% and 16.9% for six months ended June 30, 2025 and 2024, respectively, which were higher than the 0% statutory income tax rate of Cayman Island and were primarily due to the United Arab Emirates subsidiary which is subject to an income tax rate of 9% and the Singapore subsidiary which is subject to an income tax rate of 17%.

As of June 30, 2025 and December 31, 2024, the Company did not have any unrecognized tax benefits or open tax positions. The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. As of June 30, 2025 and December 31, 2024, the Company had no accrued interest or penalties related to income taxes.